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                                                  EXHIBIT 99.5

                            SUPPLEMENTAL INDENTURE

     This SUPPLEMENTAL INDENTURE, dated as of May 19, 1994, is entered into by and among Wyman-Gordon Company, a Massachusetts corporation (the "Issuer"), the Subsidiary Guarantors and State Street Bank and Trust Company, a Massachusetts banking corporation, as Trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture, dated as of March 16, 1993, by and among the Issuer, the Subsidiary Guarantors and the Trustee (the "Indenture").

W I T N E S S E T H :

     WHEREAS, the Issuer has heretofore issued its 10 % Senior
Notes due 2003 (the "Securities") in the aggregate principal amount of $90,000,000 pursuant to the Indenture;

     WHEREAS, the Issuer has entered into a Stock Purchase Agreement dated as of January 10, 1994 (the "Stock Purchase Agreement") with Cooper Industries, Inc., an Ohio corporation ("Cooper"), providing for the acquisition by the Issuer from Cooper (the "Acquisition") of all of the outstanding shares of common stock, par value $.208 per share, of Cameron Forged Products Company, a Delaware corporation ("Cameron"), for a purchase price equal to (i) 16,500,000 shares of the Issuer's common stock, par value $1.00 per share, and (ii) $5,000,000, payable, and subject to adjustment, as provided in the Stock Purchase Agreement;

     WHEREAS, the Issuer desires, on or prior to the completion of the Acquisition, to replace certain of its existing working capital financing arrangements by entering into a revolving, receivables-backed credit facility through the establishment of a special-purpose Subsidiary which would purchase the U.S. dollar-denominated trade receivables of the Issuer and certain of its Subsidiaries on a daily basis (the "Receivables Financing");

     WHEREAS, the Issuer further desires, following the Acquisition, to cause Cameron's wholly-owned United Kingdom subsidiary to enter into certain working capital financing arrangements (the "U.K. Financing");

     WHEREAS, to complete the Acquisition, the Receivables
Financing and the U.K. Financing, certain existing provisions in the Indenture must be amended;

     WHEREAS, to amend such provisions a supplemental indenture to the Indenture must be executed;

     WHEREAS, to execute a supplemental indenture consents must be obtained from Holders of not less than a majority in aggregate principal amount of the Securities outstanding;


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     WHEREAS, the Issuer has obtained sufficient consents from
Holders of the Securities to permit the execution of this Supplemental Indenture to the Indenture, which in substance amends certain provisions in the Indenture to permit the Acquisition, the Receivables Financing and the U.K. Financing;

     WHEREAS, this Supplemental Indenture shall, upon execution, become an effective, valid, binding and legal instrument, in accordance with its terms and for the purposes herein expressed;

     WHEREAS, the Issuer has complied with the requirements of Sections 9.02 and 9.04 of the Indenture with respect to the execution of this Supplemental Indenture and Section 9.02 of the Indenture permits the execution and delivery of this Supplemental Indenture; and

     WHEREAS, all acts and proceedings required by law and the Restated Articles of Organization and By-laws of the Issuer to make this Supplemental Indenture in the form hereof a valid, binding and legal instrument have been done and performed, and the execution and delivery hereof have been in all respects duly authorized;

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Securities:

     1.   The Indenture is hereby amended as follows:

     (a) Article One of the Indenture is hereby amended by adding the following definitions to Section 1.01 immediately following the definition of "Business Day":

          "Cameron" means Cameron Forged Products Company, a
     Delaware corporation.

          "Cameron Acquisition" means the acquisition by the Issuer of all of the outstanding shares of common stock, par value $.208 per share, of Cameron from Cooper Industries, Inc., an Ohio corporation ("Cooper"), pursuant to a Stock Purchase Agreement and an Investment Agreement, each dated as of January 10, 1994, by and between Cooper and the Issuer, as the same may be amended or supplemented from time to time (the "Cameron Acquisition Documents"), and the transactions contemplated thereby, including without limitation the payment of the consideration specified in the Cameron Acquisition Documents and the adjustment of such consideration as provided therein, certain leasing, supply and licensing arrangements by and among Cooper and its affiliates and the Issuer and its Subsidiaries (including Cameron) and an arrangement by which Cooper will factor and the Issuer may repurchase certain of Cameron's accounts receivable.





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     (b)  Article One of the Indenture is hereby further amended by deleting in its entirety the definition of "Eligible Accounts
Receivable" in Section 1.01 and by substituting the following in its place:

          "Eligible Accounts Receivable" means, at any date, all accounts receivable which are not more than 180 days past due their due date under their normal payment terms.

     (c) Article One of the Indenture is hereby further amended by deleting in its entirety the language in the definition of "Permitted Indebtedness" in Section 1.01 which follows the word
"Holders;" at the end of clause (viii) thereof and by substituting the following in its place:

     (ix) Indebtedness incurred in connection with the Cameron Acquisition in an aggregate principal amount not to exceed $4.6 million at any time outstanding and, subject to the restrictions of clause (viii), any extension, renewal, replacement or refunding thereof; and (x) Indebtedness of the Issuer other than Indebtedness permitted under clauses (i) through (ix), provided that the aggregate amount of such Indebtedness may not exceed $10 million at any time outstanding.

     (d) Article One of the Indenture is hereby further amended by deleting in its entirety the existing clause (ix) in the definition of "Permitted Liens" in Section 1.01 and by substituting the following in its place:

     (ix) Liens on cash, accounts receivable, inventory, general intangibles (including, without limitation, instruments, documents, contract rights and other legal rights incident thereto) and other current assets, and patents, trademarks and other intangibles and, with respect to the U.K. Subsidiary, Liens on all of the assets, capital stock and intercompany notes of such entity, and the proceeds and products of all of the foregoing, in connection with Indebtedness permitted to be incurred pursuant to clause (i) of the definition of "Permitted Indebtedness";

     (e) Article One of the Indenture is hereby further amended by adding the following definitions to Section 1.01 immediately following the definition of "Properties":

          Receivables Securitization Facility Documents" means
     (i) any agreement or agreements governing or entered into in connection with Indebtedness incurred or participation interests issued by any Receivables Securitization Subsidiary to facilitate the provision of working capital through the sale or pledge to such Subsidiary, from time to time, of accounts receivable of the Issuer or its Subsidiaries (or of notes received in consideration of accounts receivable), and all agreements, guarantees, books and records and returned or repossessed goods related to such accounts receivable (collectively, "Receivables"), including without limitation a


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     receivables purchase and sale agreement, a revolving credit agreement, promissory notes, letters of credit, lock-box account agreements, a tax sharing agreement and an ancillary services and lease agreement, and (ii) any agreement or agreements governing or entered into in connection with Indebtedness incurred or participation interests issued to extend, renew, replace or refund all or any portion of the Indebtedness incurred or participation interests issued under clause (i), and in the case of each of clauses (i) and (ii), as the same may be amended, restated, supplemented, assigned or otherwise modified from time to time.

          "Receivables Securitization Subsidiary" means any Subsidiary of the Issuer the sole purposes of which are (i) to provide working capital financing for the Issuer and its Subsidiaries through the sale or pledge to such Subsidiary, from time to time, of Receivables pursuant to the Receivables Securitization Facility Documents, and (ii) such other activities as may be necessary or incidental to such purpose as contemplated by the Receivables Securitization Facility Documents.

     (f) Article One of the Indenture is hereby further amended by adding the following language immediately following the end of the definition of "Restricted Payments" in Section 1.01:

     Notwithstanding the foregoing, the term "Restricted Payments" shall not include:

          (a) transactions contemplated by the Cameron Acquisition;

          (b) the formation and capitalization of, and payments to the Issuer or Subsidiaries from time to time by, a Receivables Securitization Subsidiary pursuant to the terms of the Receivables Securitization Facility
          Documents; nor

          (c) (1) Investments in cash, cash equivalents, obligations of the United States of America or any agency or instrumentality thereof, certificates of deposit, commercial paper, repurchase agreements, acceptances, time deposits, money market funds and comparable types of short-term investments if made in the ordinary course of business in accordance with the Issuer's past practices;
          (2) payroll advances and advances for business and travel expenses in the ordinary course of business;
          (3) Investments by the Issuer or a Subsidiary in a Wholly-owned Subsidiary, including a transaction by which such entity becomes a Wholly-owned Subsidiary; and
          (4) Investments in connection with interest rate swaps and caps and currency swaps, contracts or options and other similar hedging agreements, including without limitation raw materials hedging or futures contracts, if not made for speculative purposes but made solely for the purpose of hedging against fluctuations in interest or



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          foreign exchange rates or changes in the prices of raw
          materials to which, in the ordinary course of business, the Issuer and its Subsidiaries would otherwise be exposed.

     (g) Article One of the Indenture is hereby further amended by adding the following definition to Section 1.01 immediately following the definition of "Trustee":

     "U.K. Subsidiary" means CFPD, Ltd., a wholly-owned subsidiary of Cameron incorporated under the laws of England, or any successor entity to CFPD, Ltd. following the Cameron
     Acquisition.

     (h) Article Four of the Indenture is hereby amended by deleting from subclause (y) of clause (iv) of the last full paragraph of Section 4.04 the language "clause (i)" and by substituting the following in its place:

                             clauses (i) or (ix)

     (i) Article Four of the Indenture is hereby further amended by deleting in its entirety the language in clause (z) of the first paragraph of Section 4.07 (up to but not including the words "(an
 Asset Disposition )") and by substituting the following in its place:

     (z) a sale or other disposition of Receivables or of participation interests therein pursuant to the terms of the Receivables Securitization Facility Documents or in connection with the incurrence of Indebtedness pursuant to clause (i) of the definition of Permitted Indebtedness)

     (j) Article Four of the Indenture is hereby further amended by deleting the word "or" that immediately precedes clause (iv) of
Section 4.09 and by adding the following language immediately before the period at the end of Section 4.09:

     ; or (v) restrictions or encumbrances on the payment of dividends or distributions, the transfer of cash or assets, the making of loans or advances or the payment of Indebtedness contained in or directly or indirectly resulting from (x) the Receivables Securitization Facility Documents or the organizational documents of any Receivables Securitization Subsidiary, or (y) any term or provision of any document governing or evidencing Indebtedness incurred by the U.K. Subsidiary pursuant to clause (i) of the definition of Permitted Indebtedness or the grant of security therefor

     (k) Article Four of the Indenture is hereby further amended by inserting in Section 4.10, immediately following the words
"except for", the following language:

     transactions contemplated by the Cameron Acquisition and other transactions with Cooper and its affiliates the terms of which are at least as favorable to the Issuer and its Subsidiaries as the terms which could be obtained in a comparable transaction on an arm's-length basis between unaffiliated parties,
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     (l)  Article Four of the Indenture is hereby further amended by adding the following language immediately following the end of
Section 4.16:

     Notwithstanding the foregoing, the provisions of this
     Section 4.16 shall not apply to any Receivables Securitization Subsidiary or to the transactions contemplated by the Receivables Securitization Facility Documents.

     2. The Indenture shall be deemed to be modified and amended in accordance herewith and the respective rights, limitations of rights, obligations, duties and immunities under the Indenture of the Trustee, the Issuer, the Subsidiary Guarantors and the Holders of outstanding Securities shall, as of the date hereof, be determined, exercised and enforced under the Indenture, subject in all respects to such modifications and amendments, and all the terms and conditions of this Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

     3. The Trustee accepts the amendment of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and, without limiting the generality of the foregoing, the Trustee makes no representation as to (i) the proper authorization hereof by the Issuer or the Subsidiary Guarantors by corporate action or otherwise, (ii) the due execution hereof by the Issuer or the Subsidiary Guarantors or (iii) the validity, accuracy or sufficiency of this Supplemental Indenture. The recitals contained herein are the statements of the Issuer and the Subsidiary Guarantors, and the Trustee assumes no responsibility for their correctness.

     4. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

     5. Except as hereby expressly amended or supplemented, the Indenture and the Securities issued thereunder are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.











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     IN WITNESS WHEREOF, the parties have caused this Supplemental
Indenture to be duly executed, all as of the date and year first above written.
                              WYMAN-GORDON COMPANY


                              By:     /s/Luis E. Leon
                                Name:   Luis E. Leon
                                Title:  Vice President,
                                        Chief Financial Officer
                                        and Treasurer

Attest:

By: /s/Wallace F. Whitney, Jr., Esq.
  Name: Wallace F. Whitney, Jr., Esq.


                              SUBSIDIARY GUARANTORS:

                              PRECISION FOUNDERS INC.
                              REISNER METALS, INC.
                              SCALED COMPOSITES, INC.
                              W-G ROME CORPORATION
                              WYMAN-GORDON COMPOSITES, INC.
                              WYMAN-GORDON COMPOSITE
                                TECHNOLOGIES, INC.
                              WYMAN-GORDON FISC LIMITED
                              WYMAN-GORDON INVESTMENT
                                CASTINGS, INC.
                              WYMAN-GORDON SECURITIES
                                CORPORATION


                              By:     /s/Luis E. Leon
                                Name:   Luis E. Leon
                                Title:  Treasurer
                                (for each of the above-listed
                                  Subsidiary Guarantors)

Attest:

By: /s/Wallace F. Whitney, Jr., Esq.
  Name: Wallace F. Whitney, Jr., Esq.
  (for each of the above-listed
  Subsidiary Guarantors)









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                              STATE STREET BANK AND TRUST
                                COMPANY, as Trustee


                              By:     /s/Arthur J. MacDonald
                                Name:   Arthur J. MacDonald
                                Title:  Assistant Vice President

Attest:

By: /s/Andrew M. Sinasky
  Name: Andrew M. Sinasky












































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